Fund/Ticker

Fidelity® Stocks for Inflation ETF/FCPI

Principal U.S. Listing Exchange: Cboe BZX Exchange, Inc.

Summary Prospectus

October 23, 2019

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, reports to shareholders, and other information about the fund (including the fund’s SAI) online at www.fidelity.com/funddocuments/ETFs. You can also get this information at no cost by calling 1-800-FIDELITY or by sending an e-mail request to fidfunddocuments@fidelity.com. The fund’s prospectus and SAI dated October 23, 2019 are incorporated herein by reference.

245 Summer Street, Boston, MA 02210

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a fund electronically, by contacting your financial intermediary. For Fidelity customers, visit Fidelity's web site or call Fidelity using the contact information listed below.

You may elect to receive all future reports in paper free of charge. If you wish to continue receiving paper copies of your shareholder reports, you may contact your financial intermediary or, if you are a Fidelity customer, visit Fidelity’s website, or call Fidelity at the applicable toll-free number listed below. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Account Type	Website	Phone Number
Brokerage, Mutual Fund, or Annuity Contracts:	fidelity.com/mailpreferences	1-800-343-3548
Employer Provided Retirement Accounts:	netbenefits.fidelity.com/preferences (choose 'no' under Required Disclosures to continue to print)	1-800-343-0860

Fund Summary

Fund:

Fidelity® Stocks for Inflation ETF

Investment Objective

The fund seeks to provide investment returns that correspond, before fees and expenses, generally to the performance of the Fidelity Stocks for Inflation Factor Index℠.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund. Investors may pay brokerage commissions on their purchase and sale of fund shares, which are not reflected in the table or example below.

Shareholder fees

(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

Management fee	0.29%
Distribution and/or Service (12b-1) fees	None
Other expenses(a)	0.00%
Total annual operating expenses	0.29%

(a)  Based on estimated amounts for the current fiscal year.

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$30
3 years	$93

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance.

Principal Investment Strategies

  Normally investing at least 80% of its assets in securities included in the Fidelity Stocks for Inflation Factor Index℠, which is designed to reflect the performance of stocks of large and mid-capitalization U.S. companies with attractive valuations, high quality profiles and positive momentum signals, emphasizing industries that tend to outperform in inflationary environments.
  Lending securities to earn income for the fund.

Principal Investment Risks

  Stock Market Volatility.  Stock markets and, as a result, stock market indexes, are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Issuer-Specific Changes.  The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. Changes in the financial condition of an issuer or counterparty (e.g., broker-dealer or other borrower in a securities lending transaction) can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's value or result in delays in recovering securities and/or capital from a counterparty.
  Fluctuation of Net Asset Value and Share Price.  The net asset value per share (NAV) of the fund will generally fluctuate with changes in the market value of the fund's holdings. The fund's shares are listed on Cboe BZX Exchange, Inc. (CboeBZX) and trade at market prices. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for the fund's shares may result in the fund's shares trading significantly above (at a premium) or below (at a discount) to NAV. In addition, in stressed market conditions, the market for shares may become less liquid in response to deteriorating liquidity in the markets for the fund’s underlying portfolio holdings.
  Correlation to Index.  The performance of the fund and its index may vary somewhat due to factors such as fees and expenses of the fund, transaction costs, sample selection, regulatory restrictions, and timing differences associated with additions to and deletions from its index. Errors in the construction or calculation of the index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the fund and its shareholders.
  Passive Management Risk.  The fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the fund’s index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the fund’s performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers.
  Factor-Based Strategy Risk.  Although the fund's underlying index uses a rules-based proprietary index methodology that seeks to identify certain factors, there is no guarantee that this methodology will be successful.
  Trading Issues.  There can be no assurance that an active trading market will be maintained. Market makers and Authorized Participants are not obligated to make a market in the fund’s shares or to submit purchase and redemption orders for creation units. In addition, trading may be halted, for example, due to market conditions.
  Securities Lending Risk.  Securities lending involves the risk that the borrower may fail to return the securities loaned in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral.
  Stocks for Inflation.  Although the fund's underlying index uses a rules-based proprietary index methodology that is designed to identify stocks with attractive valuations, high quality profiles and positive momentum signals, there is no guarantee that this methodology will be successful. The fund may underperform funds that invest more broadly. Though stocks should provide a hedge against inflation, the value of the stocks in which the fund invests may decrease in the future. As inflation increases, purchasing power is eroded and the future value of the fund's assets and distributions may decline.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.

Performance

Performance history will be available for the fund after the fund has been in operation for one calendar year.

Investment Adviser

FMR Co., Inc. (FMRC) (the Adviser), an affiliate of Fidelity Management & Research Company (FMR), is the fund's manager. Geode Capital Management, LLC (Geode) serves as a sub-adviser for the fund.

Portfolio Manager(s)

Deane Gyllenhaal (senior portfolio manager) has managed the fund since November 2019.

Louis Bottari (senior portfolio manager) has managed the fund since November 2019.

Peter Matthew (portfolio manager) has managed the fund since November 2019.

Robert Regan (portfolio manager) has managed the fund since November 2019.

Payal Gupta (portfolio manager) has managed the fund since November 2019.

Purchase and Sale of Shares

The fund is an exchange-traded fund. Unlike shares of traditional mutual funds, shares of the fund are not individually redeemable and can be purchased and redeemed directly from the fund at NAV only in large increments called "Creation Units" (50,000 shares per Creation Unit) through certain participants, known as Authorized Participants, in the Depository Trust Company (DTC) or the Continuous Net Settlement System (CNSS) of the National Securities Clearing Corporation. The fund's Creation Units can be purchased and redeemed principally on an in-kind (rather than on a cash) basis for securities included in the fund's index.

Shares of the fund are listed and traded on CboeBZX, and individual investors can purchase or sell shares in much smaller increments and for cash in the secondary market through a broker. These transactions, which do not involve the fund, are made at market prices that may vary throughout the day and may differ from the fund's NAV. As a result, you may pay more than NAV when you purchase shares, and receive less than NAV when you sell shares, in the secondary market.

The fund is open for business each day that either CboeBZX or the New York Stock Exchange (NYSE) is open.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Corporation (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2019 FMR LLC. All rights reserved.

Fidelity Stocks for Inflation Factor Index is a service mark of FMR LLC.

Any third-party marks that may appear above are the marks of their respective owners.

1.9896218.100	SXE-SUM-1019